November 30, 1999


Dear Shareholder:

We are pleased to present your September 30, 1999, annual shareholders' report for the Bailard, Biehl & Kaiser International Bond Fund. It includes a review of the Fund's performance and our outlook for the months ahead.

PERFORMANCE AND MARKET REVIEW

International bonds were little changed in local terms for the year ending September 30, 1999. Most foreign bond markets were within the range of plus or minus 1%. Two small markets, Norway (+3.5%) and New Zealand (+1.5%), performed the best in local terms(1). The performance disparity between countries was much larger on a U.S. dollar basis. Despite low nominal yields in Japan, Japanese bonds significantly outperformed the other markets in dollar-based returns. The Japanese yen strengthened more than 28% during the year (most of it during the last quarter of 1998). Meanwhile, the euro declined during most of 1999, leaving its year-over-year performance at negative 10%(1). Our strategy to overweight those countries with high real yields had mixed results. Our overweight positions in the dollar-bloc (Canada, Australia, New Zealand) countries and U.K. did not fully counter our modest underweight in Japan. For the year ended September 30, 1999, the Bailard, Biehl & Kaiser International Bond Fund returned -0.65%(2).

Market concerns about global market stability were still evident last fall, and this risk aversion was reflected in asset prices. As 1999 approached, the arrival of the euro took center stage. While there were few glitches in the euro conversion, the honeymoon was surprisingly short. Unexpectedly sluggish European growth prospects weighed heavily on the euro. Moreover, the slow growth led to an undesirable development: overt political pressure on the European Central Bank (ECB) to lower rates. The sharp decline in the euro and a period of rapidly rising U.S. yields pressured European bonds. This occurred despite ample European evidence supporting low inflation and slow growth. In fact, bond yields bottomed shortly after the ECB decision to lower interest rates 50 basis points
(bps) to 2.5% in early April.

As 1999 progressed, the markets reassessed global growth prospects. The pessimistic European growth outlook began to recede amid indications of better growth. As a result, the market started pricing in prospects for an eventual rate hike by the European Central Bank (ECB). The ECB did eventually raise rates in November. Japan continued to surpass economic expectations as well. Despite much stronger-than-expected growth in Japan, bonds did not fall sharply. Official concern over the strength of the yen bolstered market confidence that the Bank of Japan (BOJ) would keep interest rates close to 0%. This softened the bond bearishness that normally would have accompanied the improving economic picture. By the end of September, Japanese yields were still only 1.70%.

MARKET OUTLOOK

The recent rise in global yields has restored some underlying value to bonds by making them more attractively valued on a real yield basis. However, improving global growth prospects and the possibility of rising U.S. rates cloud the horizon. Over the near term, Y2K concerns inject additional uncertainty. We expect trading activity to slow considerably into the end of the year. While the strength of the dollar hurt the Fund's performance during the past year, it is unlikely that the dollar will match these gains going forward. Relative interest rate differentials should eventually improve the profile of the euro, adding a source of positive return for the Fund.

CONCLUSION

Looking ahead, we expect solid international bond returns. Nominal yields already reflect some possibility of good economic growth, and the risk of prolonged currency weakness has fallen sharply. International bonds remain an excellent portfolio diversifier should equity markets weaken. Our own research indicates that during periods of negative stock returns, international bonds have regularly outperformed domestic bonds and global stocks. Thus, they remain an important part of your total portfolio.

We appreciate the opportunity to manage your international bond investments and look forward to continued success. If you have any questions, please call us at
(800) 882-8383.

Sincerely,

/s/ Peter M. Hill                       /s/ Burnie E. Sparks, Jr.

Peter M. Hill                           Burnie E. Sparks, Jr., CFA
Chairman                                President

----------
(1) The performance quoted represents past performance and is no indication of future results.

(2) Average annual total returns for investment periods ended September 30, 1999, 3 months: -1.16%; 6 months: -1.63%; 12 months: -0.65%; 5 years: 7.95%
annualized; Since Inception: 5.60% annualized. These figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) payable by clients of Bailard, Biehl & Kaiser through 9/30/93. Actual fees varied during this period. As of 10/1/93, the Fund charged a management fee of 0.75%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Bond Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                        COUNTRY OF
                                          ORIGIN        PAR VALUE       VALUE
                                      --------------  -------------  -----------
FIXED INCOME SECURITIES  (92.0%)

AUSTRALIAN DOLLAR  (0.9%)
  KFW International Finance Inc.
    9.125%  07/26/05                    Australia         1,000,000  $   726,303
                                                                     -----------

BRITISH POUND  (9.8%)
  United Kingdom Treasury
    9.750%  08/27/02                  United Kingdom        500,000      897,615

  Republic of Austria
    9.000%  07/22/04                     Austria          1,350,000    2,403,986

  Glaxo Wellcome Plc.
    8.750%  12/01/05                  United Kingdom        800,000    1,430,773

  Tesco Plc.
    7.500%  07/30/07                  United Kingdom        300,000      511,291

  Quebec Province
    8.625%  11/04/11                      Canada            350,000      648,810

  UK Treasury Bill
    8.500%  12/07/05                  United Kingdom      1,000,000    1,842,046
                                                                     -----------
Total British Pound                                                    7,734,521
                                                                     -----------

CANADIAN DOLLAR  (5.0%)
  Government of Canada
    7.250%  06/01/07                      Canada          1,500,000    1,115,277

  Government of Canada
    6.000%  06/01/08                      Canada          2,300,000    1,593,331

  Kingdom of Sweden
    8.000%   05/12/03                     Sweden            600,000      432,821

  Province of British Columbia
    7.750% 06/16/03                       Canada          1,150,000      829,823
                                                                     -----------
Total Canadian Dollar                                                  3,971,252
                                                                     -----------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                        COUNTRY OF
                                          ORIGIN        PAR VALUE       VALUE
                                      --------------  -------------  -----------
CZECH CROWN (0.6%)
  Generale Electric
    13.500%  10/01/99                      USA           16,000,000  $   477,751
                                                                     -----------

DANISH KRONER  (3.8%)
  Kingdom of Denmark
    9.000%  11/15/00                     Denmark          3,750,000      567,373

  Kingdom of Denmark
    7.000%  12/15/04                     Denmark          5,000,000      780,422

  Kingdom of Denmark
    8.000%  03/15/06                     Denmark         10,300,000    1,688,163
                                                                     -----------
Total Danish Kroner                                                    3,035,958
                                                                     -----------

EURO (43.4%)
  Buoni Poliennali Del Tes
    4.500%  07/01/01                      Italy           2,200,000    2,373,699

  Euro
    4.000%  04/27/09                      Denmark         1,350,000    1,281,220

  Government of France
    7.750%  04/12/00                      France          1,173,857    1,280,854

  Government of France (T Bill)
    4.500%  07/12/03                      France          1,600,714    1,715,478

  Government of France
    6.750%  10/25/03                      France          1,295,816    1,505,143

  Government of France (O.A.T.)
    5.500% 10/25/07                       France          1,372,041    1,506,889

  Government of France (O.A.T.)
    5.250% 04/25/08                       France          5,000,000    5,378,477

  Government of Netherlands
    8.500% 03/15/01                    Netherlands        3,900,000    4,435,730

  Republic of Germany
    6.875%  05/12/05                     Germany          4,141,464    4,869,625

  Federal Republic of Germany
    6.000%  06/20/16                     Germany          4,422,584    5,000,663

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                        COUNTRY OF
                                          ORIGIN        PAR VALUE       VALUE
                                      --------------  -------------  -----------

  EURO-CONTINUED
  Republic of Finland
    8.750%  10/17/01                     Finland          1,980,000  $ 2,304,142

  Republic of Italy
    6.500%  11/01/27                      Italy           2,427,343    2,738,160
                                                                     -----------
Total Euro                                                            34,390,080
                                                                     -----------

FRENCH FRANC  (2.4%)
  McDonalds
    6.750%  07/24/06                       USA           10,000,000    1,757,995
                                                                     -----------

GERMAN MARK  (2.3%)
  European Investment Bank
    7.500%  11/04/02                     Germany          1,022,584    1,187,011

  LKB Baden Wurttemburg
    6.625% 08/20/03                      Germany          1,100,000      640,278
                                                                     -----------
Total German Mark                                                      1,827,289
                                                                     -----------

GREEK DRACHMAS (1.4%)
  Republic of Hellenic
    8.600%  03/26/08                      Greece        300,000,000    1,081,291
                                                                     -----------

ITALIAN LIRA  (2.5%)
  Abbey National Treasury
  Services Plc.
    6.000%  08/08/02                  United Kingdom  3,600,000,000    2,060,773
                                                                     -----------

JAPANESE YEN  (10.6%)
  Asian Development Bank
    3.125%  06/29/05                      Japan         250,000,000    2,604,849

  International Bank For
  Reconstruction & Development
    4.750%  12/20/04                  Multi National    113,000,000    1,268,938

  Japan Development Bank
    6.500%  09/20/01                      Japan         158,000,000    1,664,270

  Kingdom of Spain
    4.625% 07/22/04                       Spain          55,000,000      606,631

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                        COUNTRY OF
                                          ORIGIN        PAR VALUE       VALUE
                                      --------------  -------------  -----------
  JAPANESE YEN-CONTINUED
  Republic of Austria
    6.25% 10/16/03                       Austria        200,000,000  $ 2,291,397
                                                                     -----------
Total Japanese Yen                                                     8,436,085
                                                                     -----------

NEW ZEALAND DOLLAR (1.8%)
  International Bank For
  Reconstruction & Development
    7.250%  04/09/01                  Multi-National      1,250,000      654,742

  International Bank For
  Reconstruction & Development
    7.250%  05/27/03                  Multi-National      1,400,000      728,789
                                                                     -----------
Total New Zealand Dollar                                               1,383,531
                                                                     -----------

NORWEGIAN KRONER (1.2%)
  Kingdom of Norway
    5.750%  11/30/04                      Norway          7,500,000      961,625
                                                                     -----------

SOUTH AFRICA COMMON RAND (0.5%)
  International Finance Corporation
    14.750% 03/07/00                  Multi-National      2,500,000      418,884
                                                                     -----------

SWEDISH KRONA  (3.8%)
  Spintab AB
    7.500%  06/15/04                     Sweden          11,000,000    1,415,616

  Kingdom of Sweden
    10.250%  05/05/00                    Sweden           2,600,000      328,920

  Kingdom of Sweden
    6.500%  10/25/06                     Sweden          10,000,000    1,278,324
                                                                     -----------
Total Swedish Krona                                                    3,022,860
                                                                     -----------

SWISS FRANC (0.6%)
  Inter-American Development Bank
    7.250% 01/21/02                   Multi-National        600,000      439,724
                                                                     -----------

UNITED STATES DOLLARS (1.4%)
  Federal National
  Mortgage Association
    6.000%  05/15/08                  United States       1,200,000    1,144,872
                                                                     -----------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                        COUNTRY OF
                                          ORIGIN        PAR VALUE       VALUE
                                      --------------  -------------  -----------
Total Fixed Income Securities (92.0%)
  (Identified Cost $74,456,087)                                      $72,870,794
                                                                     -----------

Short-Term Investments (1.9%)
  Mexican Cetes TBill
    0.00% 10/14/99
  (Identified Cost $1,511,176)            Mexico         14,100,000    1,498,270
                                                                     -----------

TOTAL INVESTMENTS  (93.9%)
  (IDENTIFIED COST $75,967,263)                                       74,369,064

OTHER ASSETS LESS LIABILITIES (6.1%)                                   4,821,674
                                                                     -----------
NET ASSETS  100.0%                                                   $79,190,738
                                                                     ===========

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS
Investments, at value
  (Identified cost $75,967,263)                                                  $ 74,369,001
Cash                                                                                3,443,606
Receivables:
  Interest and recoverable foreign taxes receivable         $  2,151,740
  Fund shares sold                                                   134            2,151,874
                                                            ------------
Prepaid expenses                                                                        6,267
                                                                                 ------------

       Total assets                                                                79,970,748
                                                                                 ------------
LIABILITIES

Unrealized loss on forward currency contracts
 open (Note 5)                                                                        620,053
Accrued management fees (Note 3)                                                       47,388
Accrued Directors' fees (Note 3)                                                        4,021
Other accrued expenses                                                                108,548
                                                                                 ------------

       Total liabilities                                                              780,010
                                                                                 ------------
Net assets (equivalent to $7.85 per share of no par
 value capital stock, representing  the offering and
 redemption price for 10,093,660 shares outstanding,
 100,000,000 shares authorized)                                                  $ 79,190,738
                                                                                 ============

Net assets consist of:
 Capital paid in                                                                 $ 96,055,252
 Accumulated net investment income                                                    589,956
 Accumulated net realized loss on investments
    and foreign currency transactions                                             (15,257,487)
 Unrealized depreciation:
    Investments                                             $ (1,598,262)
    Foreign currency                                            (598,721)          (2,196,983)
                                                            ------------         ------------
                                                                                 $ 79,190,738
                                                                                 ============


                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL BOND FUND
STATEMENT OF OPERATIONS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME  Interest (net of foreign taxes
 withheld of $13,241)                                                           $  3,180,123

EXPENSES
  Advisory fees (See Note 3)                                        $   450,467
  Audit and legal fees                                                   81,275
  Custodian fees                                                        116,494
  Transfer agent fees                                                    36,077
  Administrative fees                                                    33,600
  Directors' fees and expenses (See Note 3)                              20,408
  Registration fees                                                      12,461
  Insurance                                                               3,207
  Miscellaneous expenses                                                  5,281
                                                                    -----------
     Total expenses                                                     759,270
                                                                    -----------

     Net investment income                                            2,420,853
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY

  Net realized gain on investments                                                 1,154,631
  Net change in unrealized loss on investments                                    (4,040,080)
                                                                                 -----------

     Net loss on investments                                                      (2,885,449)
                                                                                 -----------

  Net realized loss on foreign currency                                             (217,507)
  Net change in unrealized gain on foreign currency
     and foreign currency denominated assets and
     liabilities                                                                     363,589
                                                                                 -----------

     Net gain on foreign currency                                                    146,082
                                                                                 -----------

     Net loss on investments and foreign currency                                 (2,739,367)
                                                                                 -----------

  Net decrease in net assets resulting from operations                           $  (318,514)
                                                                                 ===========

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                 For the year ended       For the year ended
INCREASE (DECREASE) IN NET ASSETS                                September 30, 1999       September 30, 1998
                                                                ----------------------   ----------------------
Operations:
  Net investment income                                             $  2,420,853             $  2,422,922
  Net realized gain on investments                                     1,154,631                1,394,398
  Net unrealized gain (loss) on investments                           (4,040,080)               3,954,700
  Net realized loss on foreign currency                                 (217,507)              (2,455,379)
  Net unrealized gain (loss) on foreign currency and
     foreign currency denominated assets and liabilities                 363,589                 (853,415)
                                                                    ------------             ------------

  Net increase (decrease) resulting from operations                     (318,514)               4,463,226
                                                                    ------------             ------------
Distributions to shareholders:
  From net investment income                                            (619,641)              (5,517,608)
                                                                    ------------             ------------

  Total distributions                                                   (619,641)              (5,517,608)
                                                                    ------------             ------------
Fund share transactions:
  Proceeds from shares sold                                           28,939,379                4,758,355
  Net asset value of shares issued on
   reinvestment of distributions                                         479,578                4,342,236
  Cost of shares redeemed                                             (4,318,428)              (4,920,426)
                                                                    ------------             ------------
  Net increase resulting from
     Fund share transactions                                          25,100,529                4,180,165
                                                                    ------------             ------------

  Net increase                                                        24,162,374                3,125,783

NET ASSETS
  Beginning of Year                                                   55,028,364               51,902,581
                                                                    ------------             ------------
  End of Year (including accumulated net
   investment income (loss) of $258,684
   and ($1,542,528), respectively)                                  $ 79,190,738             $ 55,028,364
                                                                    ============             ============
NUMBER OF FUND SHARES
  Sold                                                                 3,692,507                  620,554
  Issued on reinvestment of distributions                                 59,828                  573,511
  Redeemed                                                              (543,571)                (639,517)
                                                                    ------------             ------------

  Net increase                                                         3,208,764                  554,548
                                                                    ============             ============

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout the period:

                                                       For the Years Ended September 30,
                                            --------------------------------------------------------
                                             1999(1)     1998(1)     1997(1)      1996       1995(1)
                                            --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period        $   7.99    $   8.20    $   8.38    $   8.78    $   8.02
                                            --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:

  Net Investment Income                         0.34        0.25        0.42        0.59        0.47

  Net Realized/Unrealized Gain (Loss) on
    Securities and Foreign Currency            (0.39)       0.40        0.04        0.16        0.86
                                            --------    --------    --------    --------    --------

Total from Investment Operations               (0.05)       0.65        0.46        0.75        1.33
                                            --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:

  Net Investment Income                        (0.09)      (0.86)      (0.17)      (0.45)      (0.45)
  For Tax Purposes in Excess of Book
    Net Investment Income                         --          --       (0.47)      (0.70)      (0.12)
  Capital Gains                                   --          --          --          --          --
  Return of Capital                               --          --          --          --          --
                                            --------    --------    --------    --------    --------
Total Distributions                            (0.09)      (0.86)      (0.64)      (1.15)      (0.57)
                                            --------    --------    --------    --------    --------
Net Asset Value, End of Period              $   7.85    $   7.99    $   8.20    $   8.38    $   8.78
                                            ========    ========    ========    ========    ========
TOTAL RETURN                                   (0.65%)      8.75%       5.75%       9.32%      17.33%

RATIOS/SUPPLEMENTAL DATA:

  Net Assets, End of Year (000's)           $ 79,191    $ 55,028    $ 51,903    $ 65,381    $ 64,640

  Ratio of Expenses to Average Net Assets
    Before Expenses Paid Indirectly             1.26%       1.33%       1.35%       1.22%       1.16%
    After Expenses Paid Indirectly              1.26%       1.26%       1.35%       1.22%       1.16%

  Ratio of Net Investment Income to
    Average Net Assets                          4.03%       4.63%       4.72%       5.41%       5.66%

  Portfolio Turnover Rate                         31%         40%         33%         61%        179%

----------
(1) Net investment income per share has been computed before adjustments for book/tax differences. "Distributions for Tax Purposes in Excess of Net Investment Income" represents amounts paid from foreign currency gains reclassified to net investment income under the Internal Revenue Code.

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Bailard, Biehl & Kaiser International Bond Fund (the "Fund") is a series of the Bailard, Biehl & Kaiser International Fund Group, Inc. (the "Group"), which was organized as a Maryland corporation in June 1990 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with generally accepted accounting principles.

SECURITY VALUATION

Investments in securities traded on an exchange or quoted on the over-the-counter market are valued at the last transaction price reported on the principal exchange or market on which the issue is traded, or, if no transaction occurred during the day, at the mean between the current closing bid and asked prices, except U.S. Government obligations which in all cases are stated at the mean between the current closing bid and asked price, as last reported by a pricing service approved by the Board of Directors.

When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Board of Directors. Short-term investments denominated in U.S. dollars that will mature in 60 days or less are stated at amortized cost; such investments denominated in foreign currencies are stated at amortized cost as determined in the foreign currency and translated to U.S. dollars at the current day's exchange rate.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which the securities are offered or the issuers conduct their operations. It is the Fund's policy to continuously monitor exposure to these risks.

FOREIGN CURRENCY

Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from interest receivable and other foreign-currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

In connection with purchases and sales of securities denominated in a foreign currency the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency denominated assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 1 - CONTINUED

FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of its income to its shareholders. It is also the Fund's intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Code. Therefore, no provision is made for Federal income or excise taxes.

At September 30, 1999, the Fund had a capital loss carryforward of approximately $15,257,486, which may be carried forward through the fiscal year ending September 30, 2003. During the year ended September 30, 1999, the Fund utilized previously deferred capital losses of approximately $605,852. The Fund does not intend to make any capital gains distributions until the capital loss carryforwards have been extinguished.

Paid in capital, undistributed net investment income and accumulated net realized loss have been adjusted for permanent book-tax differences. Reclassifications between undistributed net investment income and accumulated net realized loss arose principally from differing book and tax treatments for foreign currency transactions.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER

Investment security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. The Fund uses the identified cost method for determining realized gain or loss on investments. Certain expenses of the Group are allocated between the series of the Group in such manner as the Directors deem appropriate.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 1999, purchases and sales of investment securities other than short-term investments aggregated $42,937,691 and $17,564,622, respectively. There were no purchases and sales of U.S. Government obligations during the year ended September 30, 1999.

NOTE 3 - MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an Investment Management Agreement with Bailard, Biehl & Kaiser, Inc. (the "Advisor") for investment advisory services. Under the agreement, the Advisor receives a fee, payable monthly, at the annual rate of 0.75% of the average net assets of the Fund. Advisory fees paid on shares of the Fund owned are taken into account in the computation of fees payable under individual advisory agreements for advisory clients of the Advisor.

Each outside director is compensated by the Group at the total rate of $8,000 per year plus $1,333 for each meeting of the Board of Directors attended and travel expenses incurred for such meetings.

As approved by the Board of Directors, the Fund has entered into an agreement with its custodian, Brown Brothers Harriman & Co. ("BBH & Co."), whereby brokerage commissions charged on U.S. equity trades executed through BBH & Co. are available to offset custody transaction charges. There were no such credits during the year ended September 30, 1999.

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 4 - TAX BASIS UNREALIZED APPRECIATION (DEPRECIATION)

Gross and net unrealized appreciation (depreciation) on September 30, 1999, based on a cost of $77,331,892 for federal income tax purposes, is as follows:

     Gross unrealized appreciation                              $ 1,825,194
     Gross unrealized depreciation                               (4,788,085)
                                                                -----------
     Net unrealized appreciation                                $(2,962,891)
                                                                ===========

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS

At September 30, 1999 the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Fund under the contracts, including contracts which have been offset but remained unsettled, has been netted against the forward value of the currency to be delivered by the Fund and the remaining amount is shown as receivable for forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at September 30, 1999 are as follows:

 Currency               Currency        Delivery             Unrealized
Receivable             Deliverable        Date       Appreciation/(Depreciation)
----------             -----------      --------     ---------------------------
$  943,960     CHF       1,468,660      10/12/99             $ (20,031)
   494,919     JPY      59,900,000      10/12/99               (26,777)
   584,899     GRD     185,910,000      10/21/99               (16,799)
   492,161     NOK       3,908,250      10/21/99               (12,080)
   433,809     JPY      50,560,000      10/26/99                (7,459)
 1,861,486     JPY     212,228,000      11/15/99              (145,816)
   938,514     JPY     107,000,000      11/15/99               (64,438)
   555,008     AUD         850,000      11/17/99                  (463)
 1,000,000     CHF       1,500,000      11/17/99                (5,266)
 9,000,000     EUR       8,405,323      11/17/99                 14,603
 1,000,000     GBP         622,312      11/17/99               (25,144)
 1,000,000     JPY     114,190,000      11/17/99               (80,380)
   423,116     NZD         796,020      11/17/99                 11,344
 1,281,976     EUR       1,203,767      11/18/99                (4,972)
   233,357     CZK       8,202,500      11/30/99               (11,379)
   751,261     DKK       5,304,000      11/30/99               (12,104)
 1,032,428     SEK       8,548,500      11/30/99               (14,851)
 5,466,506     EUR       5,127,814      12/10/99               (25,743)
   493,568     NZD         951,475      12/12/99                    941
 5,053,922     EUR       4,818,716      12/20/99              (111,861)
 2,849,366     GBP       1,752,270      12/20/99               (38,171)
 1,670,688     CAD       2,458,000      12/22/99                (6,471)
   919,132     DKK       6,488,156      12/23/99               (16,736)
                                                             ---------
                                                             $(620,053)
                                                             =========

                                CURRENCY LEGEND:


     AUD  -  Australian Dollar               GRD  -  Greek Drachma
     CAD  -  Canadian Dollar                 NOK  -  Norwegian Kroner
     CZK  -  Czech Crown                     NZD  -  New Zealand Dollar
     DKK  -  Danish Kroner                   SEK  -  Swedish Krona
     EUR  -  Euro                            GBP  -  British Sterling
     CHF  -  Swiss Franc                     JPY  -  Japanese Yen

(Unaudited)
                 Cumulative Total Return of a $10,000 Investment
                      October 1, 1990 - September 30, 1999

                                      BB&K Int'l       Salomon Bros. WGBI
                                      Bond Fund         Non-US 10 Index
                                      ---------         ---------------
     Sep-90                            $10,000              $10,000
     Dec-90                            $10,253              $10,559
     Mar-91                            $10,339              $10,923
     Jun-91                            $10,233              $10,982
     Sep-91                            $11,012              $11,409
     Dec-91                            $11,570              $11,732
     Mar-92                            $11,397              $11,803
     Jun-92                            $11,951              $12,016
     Sep-92                            $12,381              $12,338
     Dec-92                            $12,251              $12,674
     Mar-93                            $12,898              $13,006
     Jun-93                            $13,271              $13,305
     Sep-93                            $13,563              $13,811
     Dec-93                            $13,959              $14,374
     Mar-94                            $12,597              $13,897
     Jun-94                            $11,370              $13,564
     Sep-94                            $11,135              $13,568
     Dec-94                            $11,278              $13,797
     Mar-95                            $12,375              $14,432
     Jun-95                            $12,858              $15,108
     Sep-95                            $13,066              $15,648
     Dec-95                            $13,603              $16,269
     Mar-96                            $13,571              $16,425
     Jun-96                            $13,789              $16,849
     Sep-96                            $14,284              $17,543
     Dec-96                            $14,753              $18,192
     Mar-97                            $14,499              $18,461
     Jun-97                            $14,847              $19,037
     Sep-97                            $15,105              $19,690
     Dec-97                            $15,137              $20,204
     Mar-98                            $15,400              $20,821
     Jun-98                            $15,564              $21,304
     Sep-98                            $16,427              $22,473
     Dec-98                            $16,882              $22,543
     Mar-99                            $16,592              $23,030
     Jun-99                            $16,134              $22,917
     Sep-99                            $16,342              $23,132

                          AVERAGE ANNUAL TOTAL RETURN *

        1 Year                     5 Year                Since Inception
        ------                     ------                ---------------
        -0.65%                      7.95%                     5.60%

The above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser International Bond Fund since October 1, 1990. The graph shows the cumulative return of the Bailard, Biehl & Kaiser International Bond Fund and the Salomon Brothers World Government 10 country, non-U.S. bond index, fully hedged. The index, which measures the performance of the government bonds of ten countries, is given on a fully hedged basis. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser International Bond Fund would have grown to $16,342 by September 30, 1999.


* These figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) through September 30, 1993. Actual fees varied during this period. As of 10/1/93, the Fund charged a management fee of 0.75%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Bond Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF
BAILARD, BIEHL & KAISER INTERNATIONAL BOND FUND
(FORMERLY BAILARD, BIEHL & KAISER INTERNATIONAL FIXED-INCOME FUND)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bailard, Biehl & Kaiser International Bond Fund (the "Fund") (a series of Bailard, Biehl & Kaiser International Fund Group, Inc.) at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP
San Francisco, California
November 18, 1999

November 30, 1999


Dear Shareholder:

We are pleased to present the Bailard, Biehl & Kaiser International Equity Fund annual shareholders' report for the year ending September 30, 1999.

FUND PERFORMANCE AND MARKET OVERVIEW

The past twelve months have been a period of recovery and relative calm for worldwide equity markets, a welcome contrast to the steep losses and exceptional volatility seen in the spring and summer of 1998. Investors in the Bailard, Biehl & Kaiser International Equity Fund earned a healthy 26.13%(1) return from September 30, 1998 to September 30, 1999.

This eventful twelve months around the world included: the conversion to the euro; the devaluation of the Brazilian currency; the Kosovo crisis; central bank rate cuts (spring) and hikes (summer); the first signs in years of economic recovery in Japan; a strong yen; earthquakes in Turkey, Taiwan, and Mexico; a struggle for independence in East Timor; and democratic elections in Indonesia.

Emerging markets generally performed better than developed markets, with emerging Asia staging the strongest comeback. The Korean and Indonesian stock market indices both more than tripled in U.S. dollar terms. Latin America was weighed down by Brazil's devaluation woes, while emerging European countries landed either near the top (Greece doubled, Russia nearly tripled) or bottom (Poland managed only a single digit return)(2).

Developed markets split quite neatly into leaders and laggards according to region. European markets filled the bottom half, while Asia/Pacific, Scandinavia, and North America filled the top half. Even in Europe, only two markets (Austria and Portugal) actually fell.

EUROPE

At the end of 1998, European markets saw strong gains and some record highs, thanks to interest rate cuts and cross-border acquisitions made in anticipation of the debut of the euro. But in 1999 the performance of most Euroland countries has been disappointing. The euro's weakness has been a major drag on U.S. dollar returns: since its debut, the currency has fallen steadily to near dollar parity, where it remains. Denmark and Switzerland also have seen their currencies slide against the dollar, moving in close concert with the euro despite their opting out of monetary union.

Stagnant economies at home and economic slowdown throughout most of the rest of the world hit European corporate earnings hard, making investors pay more attention to profits and less to mergers. Rising bond yields and the Kosovo crisis added to nervousness, especially in the smaller European markets of Portugal, Belgium, Ireland, and Austria. Even as growth started to pick up again in the third quarter of 1999, fears of central bank rate rises in the U.S., the U.K. and on the continent have kept financial stocks and the overall markets depressed. France is the one exception, quietly holding onto its fourth-quarter 1998 gains and ending the twelve months ahead of the U.S.

The Fund's country selection in Europe was helped most by long-standing underweights in Germany and the U.K., partly offset by an overweight position in Ireland and a slight underexposure to Scandinavia. Europe proved to be a difficult environment for stock-picking last year, as a few very large-capitalization stocks determined most markets' performance -- much as a few large cap stocks did in the U.S. In Finland this worked to our advantage, as market leader Nokia was the Fund's only holding for most of the year. But in Germany, France and the Netherlands, our desire to participate in a broader, more diverse cross section of the market was penalized with below-index returns.

JAPAN

Economic data from Japan finally turned positive during 1999. After a surprising first-quarter surge in GDP, second-quarter numbers also came in positive, confirming the recovery in the minds of many investors. The good news helped drive the yen 28% higher over the past twelve months, accounting for close to half of the country's outstanding U.S. dollar return(2). Within Japan, large multinational firms have begun much-needed restructuring efforts. Further positive developments include Japan's increased openness to foreign mergers and progress on financial system reform. The rapidly rising yen does, however, raise concerns about the profitability and competitiveness of the country's exporters. Over the last twelve months, the Fund's large overweight position and very favorable stock selection made Japan the single biggest source of added value.

ASIA

Improving economic conditions, strengthening currencies, signs of financial system reform, and foreign institutional buying all contributed to Asia's outstanding stock market performance through the first half of 1999. In the third quarter, however, yen strength and fears of higher U.S. interest rates dampened sentiment. Investors began to worry that an excessively strong yen could choke off recovery in Japan and thus endanger the entire region.

Falling interest rates and rising real estate prices helped banks and property developers in Singapore and Hong Kong. Government involvement played an important role in both countries' recovery from crisis, by way of fiscal stimulus (Singapore) and share purchases (Hong Kong).

Korea's breathtaking 250%(2) gain can be attributed to perceptions that Korea is taking the swiftest and most determined steps toward corporate restructuring. On average, the largest chaebols -- troubled Daiwa Group aside -- have cut their admittedly very high debt/equity ratios considerably. In Indonesia, improving economic conditions and a peaceful, democratic change of government amounted to a major reduction in the country's fundamental risk. Unfortunately, Indonesia's rehabilitated image was tarnished by violence in newly-independent East Timor.

The Fund's most profitable country selections in Asia were overweight positions in Korea and Singapore, the best-performing emerging and developed markets, respectively. Thailand and the Philippines, after good fourth-quarter 1998 performances, have done very little in 1999; our overweight positions this year in these two countries have proved premature. Stock selection was best in Thailand and least helpful in Indonesia.

LATIN AMERICA

Latin American countries enjoyed neither the positive economic reports nor the currency strength that helped Asia's stock markets bounce back during the past year. In January, the 50% fall in the Brazilian real cast doubt on the viability of the whole emerging market recovery story. Although a worldwide financial crisis did not ensue, thanks in part to timely intervention by the IMF, other regional markets suffered by association. The real has recovered little of its losses, and Brazil is the worst-performing emerging market over this twelve-month period. Argentina and Chile remain in recession, while Brazil wrestles with huge budget deficits. Mexico, however, is a bright spot with its growing economy, strengthening peso and hints of political reform. The Fund's performance in this region was neutral over the last twelve months.

EMERGING EUROPE, AFRICA

The impressive U.S. dollar returns of Russia and Turkey came despite currency devaluations on par with Brazil's. Russia's near 200% gain is a bit less impressive if you remember that after last August's debt default the market was 90% off its highs--it therefore needed to rise more than 200% again to return to its previous levels. The rebound was driven by bargain hunting and rising oil and commodity prices. The Turkish market reacted favorably to inflation and short-term interest rates falling to double-digit levels, as well as to the promise of IMF loans for earthquake reconstruction. In Greece, inflation fell more rapidly than expected and retail investment flows surged. Poland and the Czech Republic, on the other hand, reported disappointing economic growth, as eastern European exporters generally have suffered from weakness in western European demand. An overweight position in Greece helped the Fund, but avoiding Russia's extreme political, economic and financial risks came at a large opportunity cost. Added value from stock selection in Poland and Israel more than made up for underperformance in Greece.

MARKET OUTLOOK AND INVESTMENT STRATEGY

On the whole, the global equity markets have continued on their upward course since the end of the third quarter. The dollar has continued to weaken against the yen and strengthen against the euro. The long-term picture for international stocks is very attractive, as corporate restructuring and the wider adoption of information technology should allow other countries to reap the type of productivity gains seen in the U.S.

Long term, we expect Europe, aided by its single currency, to benefit from further industry consolidation and improved efficiency. Economic growth appears to be on the upswing. But stocks in these markets remain some of the most expensive outside the U.S., despite their recent lackluster performance. Asia looks more attractive in the near term; countries there stand to gain not only from corporate restructuring but also from banking reform, and valuations remain compelling even after their recent gains.

For global investors, "Y2K" uncertainty is a cause for some concern, particularly in less developed countries. However, it is extremely difficult to assess the impact that problems associated with Y2K may have on global financial markets. The Fund is limited in its exposure to developing markets (15%). The fund is also well diversified across both countries and stocks.

Global stock market volatility has come down since the start of the year, falling below its long-term average during the summer. Through the first half of 1999, therefore, we emphasized value (as the over-reaction to news that is characteristic of turbulent markets should reward contrarian investing), switching over to momentum just recently (which tends to work best in calm markets when investors under-react to news). In regional terms this has meant emphasizing Asia, where markets have enjoyed low price/book value and price/earnings ratios, at the expense of Europe, where valuations had already become quite rich by mid-1998. Momentum also favors Asia over Europe. Coming off such low bases from 1998, expected earnings are rising much faster in Asia than in Europe. We therefore remain overweight developed and emerging Asia, particularly Japan, and significantly underweight developed Europe, especially Switzerland and the U.K..

The past year has been a testing time for the disciplined investment process underlying the Bailard Biehl & Kaiser International Equity Fund, and the Fund has come through strongly. Looking ahead, we remain confident that the Fund will continue to successfully control risk and exploit future opportunities in stock markets outside the U.S.

We appreciate your continued support of the Bailard Biehl & Kaiser International Equity Fund. As always, if you have any questions concerning the Fund, please do not hesitate to call us at 1-800-882-8383.

Sincerely,

/s/ Peter M. Hill                       /s/ Burnie E. Sparks, Jr.

Peter M. Hill                           Burnie E. Sparks, Jr., CFA
Chairman                                President
                      (See "Notes to Financial Statements")
----------
(1) Total returns for  investment  periods  ended  September 30, 1999: 3 months:
-0.29%; 6 months: 5.67%; 12 months: 26.13%; 5 years: 8.60% annualized; 10 years:
3.70% annualized. These figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) payable by clients of Bailard, Biehl & Kaiser through 9/30/93. Actual fees varied during this period. As of 10/1/93, the Fund charged a management fee of 0.95%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Equity Fund will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. The performance data quoted represents past performance and is no indication of future results.

(2) The performance quoted represents past performance and is no indication of future results.

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                         SHARES        VALUE
                                                       ----------   ------------
          EQUITY SECURITIES (98.0%)

I.        AUSTRALIA (2.1%)

          Australia & New Zealand Bank                     60,000   $    401,349
          Brambles Industries Ltd.                          8,500        246,125
          Broken Hill Proprietary Ltd.                     20,000        230,368
          Coles Myer Ltd.                                  12,500         65,325
          Colonial Ltd.                                    69,000        250,363
          Fairfax Holdings                                 60,000        154,392
          Jupiters Ltd.                                    80,000        178,029
          Pasminco Ltd.                                   200,000        221,884
          Qantas Airways Ltd.                              75,000        234,936
          Southcorp Ltd.                                   20,000         72,961
          Telstra Corporation                              55,000        285,062
          The News Corporation Ltd.                        30,700        215,414
          Woodside Petroleum                               25,000        173,543
          Westpac Banking Corp.                            30,000        185,071
                                                                    ------------
          Total Australia                                              2,914,822
                                                                    ------------

II.       BELGIUM (1.2%)

          Delhaize Feres "Le Lion" SA NPV                   1,400        111,820
          Electrabel NPV                                    1,450        502,475
          Fortis NV                                        14,227        463,622
          Fortis Strip VVPR                                 1,197             13
          KBC Bancassurance Holding SA                      3,000        152,554
          Solvay Et Cie A NPV                               2,300        163,864
          Tractebel Cap NPV                                 1,720        304,797
          Tractebel NPV Wts. (Ex. 11/30/99)                   400              4
                                                                    ------------
          Total Belgium                                                1,699,149
                                                                    ------------

III.      BRAZIL (0.7%)

          Companhia Cervejaria Brahma Spns'd ADR            2,600         31,200
          Companhia Energetica Spns'd ADR                   6,471        101,514
          Centrais Electricas Pf'd. B ADR                  16,000        141,000
          CIA Paran Energy Copel                       16,530,000        108,909
          Itaubanco Pfd. Reg'd.                         2,000,000        104,167
          Gerdau S.A. Pfd.                              2,200,000         34,375

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                         SHARES        VALUE
                                                       ----------   ------------
          BRAZIL- CONTINUED
          Petrobras Spns'd ADR                              4,500   $     71,156
        * Telebras Holders Pfd ADR                          5,500        412,156
        * Telebras Spns'd. ADR                              5,500            172
                                                                    ------------
          Total Brazil                                                 1,004,649
                                                                    ------------

IV.       CANADA (3.6%)

          Abitibi Consolidated Inc.                         7,500         90,469
          Alberta Energy Ltd.                               8,000        230,827
          Alcan Aluminum Ltd.                              10,500        328,125
          Aliant Inc.                                      18,337        274,525
          BCE Inc.                                          6,000        298,875
          BCT Telus Communication Inc.                      2,623         54,709
          BCT Telus Communication Non Voting                  874         17,991
        * Bank of Nova Scotia                              14,000        300,102
          Bombardier Inc. Class B                          16,000        265,124
          Imasco Ltd.                                      12,600        329,255
          Imperial Oil Ltd.                                 6,000        124,875
          National Bank of Canada Montreal                 18,000        214,359
          Nortel Networks Corp.                            20,000      1,020,000
          Quebecor Inc. Class B                            18,000        434,842
          Seagram  Ltd.                                    10,000        455,000
          Shell Canada Ltd. Class A                        15,000        331,745
          Toronto Dominion Bank                            10,000        195,000
                                                                    ------------
          Total Canada                                                 4,965,823
                                                                    ------------

V.        FINLAND (2.9%)

          Enso Oy                                          45,000        596,159
          Merita Limited Oyj                               45,000        253,032
          Nokia Class A ADR                                30,300      2,721,319
          UPM-Kymmene Oy                                   15,000        511,176
                                                                    ------------
          Total Finland                                                4,081,686
                                                                    ------------

VI.       FRANCE  (9.1%)

          AXA SA                                            5,400        683,187
          Banque Nationale De Paris                        18,490      1,475,835
          Banque Nationale De Paris Wts. (Ex. 7/15/02)      3,900         32,396
          Cap Gemini SA                                     2,000        315,225
          Casino Guichard Perrachon et Cie                  6,700        770,598

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                         SHARES        VALUE
                                                       ----------   ------------
          FRANCE- CONTINUED
          Eiffage SA                                        4,000   $    296,056
          Eridania Beghin Say SA                            2,280        276,316
          Essilor Int'l.                                    1,000        319,485
          Eura France                                         630        389,133
          France Telecom SA                                18,000      1,579,534
          Havas Advertising                                 3,000        718,841
          L'Oreal                                             800        510,750
          Peugeot SA                                        1,510        302,640
          Renault SA                                        8,000        442,167
          Sanofi Synthelabo                                12,000        511,176
          Schneider SA                                      6,000        438,972
          Scor                                              6,000        290,731
          Societe Nationale Elf Aquitaine                  10,480      1,830,351
          St. Gobain                                        2,735        509,712
          Usinor                                           35,000        493,871
          Vivendi                                           8,155        572,754
                                                                    ------------
          Total France                                                12,759,730
                                                                    ------------

VII.      GERMANY  (6.5%)

          Alliance AG                                       4,729      1,362,782
          BASF AG                                          16,500        702,867
          Bewag AG                                         22,000        320,976
          BHF Bank                                         10,000        479,228
          Daimlerchrysler AG                               14,700      1,012,863
          Depfa Deutsche Pfandbriefban                      3,500        288,868
          Deutsche Bank AG                                 12,400        829,958
          Deutsche Telekom AG                              35,000      1,435,020
          Douglas Holdings AG                              11,000        474,435
          Mannesmann AG                                     3,500        559,099
          Marscholeck & Lauten Non Voting Pfd.              1,590        275,664
          Siemens AG                                        9,000        743,282
          Veba AG                                           4,500        246,563
          Volkswagen AG                                     5,000        279,017
                                                                    ------------
          Total Germany                                                9,010,622
                                                                    ------------


VIII.     GREECE (1.3%)

          Alpha Credit Bank                                 3,624        290,723
          Attica Enterprises SA                             7,200        176,429
          Ergo Bank                                         3,077        292,221
          Hellenic Bottling Co.                             1,800         43,174
          Hellenic Telecom Organ.                          10,000        233,372
          National Bank of Greece                           6,800        544,406

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                         SHARES        VALUE
                                                       ----------   ------------
          GREECE- CONTINUED
          Panafon Hellenic Telecom                          3,230   $     87,942
          Titan Cement                                      1,100        128,319
                                                                    ------------

          Total Greece                                                 1,796,586
                                                                    ------------

IX.       HONG KONG / CHINA  (3.4%)

          CLP Holdings Ltd.                                30,000        140,967
          Cheung Kong Holdings                             59,000        491,806
        * China Telecom Ltd. Class H                      171,000        526,134
          Cosco Pacific Ltd.                               72,000         57,468
          Dao Heng Bank                                   100,000        457,015
          Giordano International Ltd.                     600,000        475,038
          Gold Peak Ind.                                  299,000         55,814
          Gold Peak Ind. Wts (Ex. 08/06/00)                29,800            345
          Great Eagle Holdings                            105,000        135,173
          Hong Kong Electric                               55,000        170,640
          HSBC Holdings Plc                                14,400        164,525
          Huaeng Power Intl. ADR                            5,000         62,188
          Hutchison Whampoa                                25,000        231,726
          Hysan Development                               125,000        156,093
          JCG Holdings Ltd.                               450,000        263,588
          Road King Infrastructure                        250,000        160,921
          Sun Hung Kai Properties                          61,000        465,286
          Swire Pacific                                   120,000        568,501
          Zhenhai Refining & Chem Co.                     700,000        164,010
                                                                    ------------
          Total Hong Kong / China                                      4,747,238
                                                                    ------------

X.        HUNGARY (1.1%)

          Demasz Rt                                         1,350         98,204
          Magyar Olay Es. Gazipari                         15,710        332,777
          Matav Rt. Regd Shs                               29,860        164,021
          Matav Rt. ADR                                     1,400         38,150
          OTP Bank Ltd.                                     6,525        289,916
       ** OTP Bank Ltd. Spons GDR 144A                      1,500         66,750
          Pick Szeged Ord.                                  5,780        203,063
          Richter Gedeon Vegyeszeti                         2,380         95,418
          Tiszai Vegyi Kombinat Rt                         20,000        306,268
                                                                    ------------
          Total Hungary                                                1,594,567
                                                                    ------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                         SHARES        VALUE
                                                       ----------   ------------
XI.       INDIA (0.8%)

       ** India Tobacco Ltd. GDR 144A                       4,700   $    118,969
          Industrial Credit & Inv. GDR                      9,800        116,865
       ** Gujarat Amjua Cements GDR  144A                  17,000        210,375
       ** Mahanagar Tel Spons GDR 144A                     13,600        134,300
       ** Ranbaxy Labs Ltd. GDR  144A                      19,200        463,200
                                                                    ------------
          Total India                                                  1,043,709
                                                                    ------------

XII.      INDONESIA (0.2%)

          Indosat ADR                                       3,000         40,500
        * Indofood Sukes Makmur                            80,000         75,883
        * Pabrik Kert Tjiwi Kimia                         150,000         36,355
          PT Lippo Bank Tbk Ctf Entilmt                 5,580,000             --
          PT Lippo Bank Tbk Wts. (Ex. 4/15/02)          5,580,000             --
        * PT HM Sampoerna                                  55,000         97,262
          Semen Gresik                                     30,000         47,756
                                                                    ------------
          Total Indonsia                                                 297,756
                                                                    ------------

XIII.     IRELAND (0.5%)

          Allied Irish Banks                               14,000        168,028
          CRH Plc.                                         18,000        344,660
          Irish Life & Permanent Plc                        9,672        108,667
          Smurfit (Jefferson) Plc                          40,000        118,422
                                                                    ------------
          Total Ireland                                                  739,777
                                                                    ------------

XIV.      ISRAEL (0.8%)

        * Bank Hapoalim                                    50,700        124,754
        * Bezek-The Israel Telecommunication                8,000         28,583
        * DSP Group Inc. ADR                                4,700        187,413
        * ECI Telecom ADR                                   3,800         93,813
        * Elbit Computers Ltd.ADR                          16,900        217,588
        * Formula Systems 1985 Ltd. ADR                     2,200         54,450
        * Gilat Communications Ltd.                         2,500         35,938
        * Gilat Satellite Networks Ltd. ADR                 2,800        150,150
          Koor Industries Ltd. ADR                          1,000         17,438
        * Nice Systems Ltd. Sponsored ADR                   1,500         38,625
        * PEC Israel Economic Corp. ADR                     3,500        121,844
          Teva Pharmaceutical Industry Spns'd. ADR          1,500         75,469
                                                                    ------------
          Total Israel                                                 1,146,065
                                                                    ------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                         SHARES        VALUE
                                                       ----------   ------------
XV.       ITALY  (2.5%)

          Arnoldo Mondadori Editore                        20,000   $    349,304
          Banca Popolare Mi Milano                         95,000        695,040
          ENI SpA                                         155,000        972,246
          Instituto Nazionale delle Assicurazioni SpA     150,400        490,116
          Telecom Italia SpA Non Conv                     199,139      1,000,985
                                                                    ------------
          Total Italy                                                  3,507,691
                                                                    ------------

XVI.      JAPAN  (18.1%)

          Bank of Tokyo-Mitsubishi                        195,000      2,994,505
          Bridgestone Corp.                                18,000        503,804
          DDI Corp.                                           100        751,385
          Daiwa House Ind Co.                              85,000        840,659
          Daiwa Securities Group Inc.                     130,000      1,184,371
          Fuji Heavy Industries                            80,000        635,672
          Hitachi Ltd.                                    100,000      1,108,293
          Honda Motor Co.                                  24,000      1,005,354
          House Food Corporation                           32,000        467,362
          Jusco Co.                                        40,000        753,264
          Komatsu Ltd.                                    120,000        795,717
          Konami Co.                                        9,000        870,668
          Matsushita Electric Industrial                   24,000        510,566
          Meiwa Estate Company Ltd.                        35,000      1,344,510
          Mitsui Petrochemical Inc.                       105,000        939,842
          Nintendo Co.                                      5,000        797,408
          Nippon Tel. and Tel.                                 60        738,236
          NTT Mobile Communications Network Inc.               70      1,380,671
          Rohm Co.                                          8,000      1,671,832
          Sankyo Co. Ltd.                                  40,000      1,202,217
          Sony Corp.                                        4,000        597,727
          Takeda Chemical Industries                       10,000        540,058
          Takefuji Corp.                                    9,000      1,498,732
          Tomy Co. Ltd.                                     9,000        638,208
          Toyota Motor Corp.                               30,000        955,199
          Uniden Corp.                                     48,000        484,644
                                                                    ------------
          Total Japan                                                 25,210,904
                                                                    ------------

XVII.     MALAYSIA (0.2%)

          Genting Berhad                                   15,000         50,132
          Malayan Banking Berhad                           16,000         49,684
          Telekom Malaysia                                 35,000         90,724
          Tenaga Nasional                                  21,000         43,105
                                                                    ------------
          Total Malaysia                                                 233,645
                                                                    ------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                         SHARES        VALUE
                                                       ----------   ------------
XVIII.    MEXICO (1.2%)

        * Carso Global Telecom                             19,726   $    109,325
          Cemex Spns'd. ADR                                 3,680         88,780
          Desc. SA de CV Spns'd ADR                         1,515         25,376
          Formento Economico Mexica-UBD                    18,900         58,743
        * Geo Series B                                     37,000         93,623
          Grupo Industrial Maseca                         119,000         68,755
       ** Grupo Televisa GDR  144A                          3,050        121,809
        * Savia SA Spon ADR                                 5,500        121,000
          Soriana SA Series B                              48,000        192,585
          Telefonos de Mexico Series L ADR                 11,900        847,875
                                                                    ------------
          Total Mexico                                                 1,727,871
                                                                    ------------

XIX.      NETHERLANDS  (4.2%)

          Axxicon Group NV                                 24,300        273,016
          Fortis Amev NV                                   20,000        646,425
          Getronics NV                                     10,300        555,579
          Heineken NV                                       7,000        348,132
          ING Groep NV                                     22,050      1,197,590
          Koninklijke Ahold NV                             14,000        460,697
          Koninklijke Numico NV                            13,000        538,545
          OCE - Van Der Grinten NV                         11,000        202,660
          Royal Dutch Petroleum                            25,000      1,450,994
          Verenigd Bezit VNU Haarlem                        4,000        138,869
                                                                    ------------
          Total Netherlands                                            5,812,507
                                                                    ------------

XX.       PHILIPPINES (1.0%)

          Ayala Corp.                                     432,000        103,511
          Ayala Land Inc.                                 300,000         73,350
        * Bankard Inc.                                     60,000          4,841
          Bank of the Phillipine Island                    86,000        233,399
        * Belle Corporation                             1,300,000         98,533
        * C & P Homes Inc.                              2,167,000         37,088
        * DMCI Holdings Inc.                               50,800          1,490
          Davao Union Cement Corp.                        103,938          2,363
        * Digital Telecommunications                    3,400,000        128,020
        * Empire East Land Inc.                         2,925,600         47,925
          Far East Bank & Trust                            17,820         26,142
        * Filinvest Land                                2,221,000        162,910
        * Fortune Cement Corp.                             57,937          1,417
        * Ionics Circuits Inc.                            230,000         81,540
          Manila Electric Class B                           5,343         15,415
          Metro Bank & Trust                               15,000        110,024
        * Mondragon Int'l. Philippines Inc.               120,960          6,920
          Philippine Long Distance Telephone                7,000        151,467

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                         SHARES        VALUE
                                                       ----------   ------------
          PHILIPPINES- CONTINUED
        * Philippine National Bank                          1,500   $      5,208
          San Miguel Corp. Class B                         66,000        100,049
          Universal Robina                                365,000         47,298
                                                                    ------------
          Total Philippines                                            1,438,910
                                                                    ------------

XXI.      POLAND (0.8%)

          Big Bank Gdanski SA                             250,000        567,419
          Debica SA Class A                                 1,000          8,932
          Elektrim SA                                       9,700         89,484
          KGHM Polska Midez SA                             30,000        169,860
        * Mostostal Export SA                              25,000         19,707
        * Okocimskie Zaklady Piwowarskie                    3,500         12,300
        * Stalex Port A Shares                             20,000        125,930
          Telekomunikacja Polska SA                        20,000         99,573
                                                                    ------------
          Total Poland                                                 1,093,205
                                                                    ------------

XXII.     SINGAPORE (2.2%)

          DBS Land Ord.                                    98,000        182,111
          Development Bank of Singapore (Fgn. Reg'd.)      31,924        356,693
          Elec. & Eltek International ADR                   7,700         29,876
          GP (Gold  Peak) Batteries Int'l                  30,000         47,457
          Hong Leong Finance (Fgn. Reg'd)                  65,000        108,939
          Keppel Land Ltd.                                 65,000        189,591
          Natsteel Electronics                             35,000        130,697
          Omni Industries Ltd.                            155,000        164,069
          Overseas Chinese Bank (Fgn. Reg'd.)              35,200        273,237
          Singapore Airlines Ltd. (Fgn. Reg'd.)            46,100        450,021
          Singapore Press Holdings (Fgn. Reg'd)            15,000        236,401
          Singapore Technologies Engineering Ltd.         150,539        192,102
          Singapore Telecom                               127,000        231,520
          United Overseas Bank                             40,000        303,440
          United Overseas Land Wts. (Ex. 5/28/01)          10,000          2,235
          Wing Tai Holdings                               200,000        158,777
                                                                    ------------
          Total Singapore                                              3,057,166
                                                                    ------------

XXIII.    SOUTH AFRICA (0.8%)

          Anglo-American Corp.                              5,100        285,770
          Bidvest Group Ltd.                               13,295         88,633
          BOE Corp. Ltd.                                  183,000        103,700
          Impala Platinum Holdings Ltd.                     4,300        148,350
          Imperial Holdings Ltd.                           15,378        135,839

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                         SHARES        VALUE
                                                       ----------   ------------
          SOUTH AFRICA- CONTINUED
          Rembrandt Group Ltd.                             15,000   $    113,750
          Sappi Ltd.                                        8,000         78,000
          Standard Bank Invest Corp.                       48,000        153,600
                                                                    ------------
          Total South Africa                                           1,107,642
                                                                    ------------

XXIV.     SOUTH KOREA (1.9%)

          Dongwon Securities                               20,000        470,201
          Hanjin Heavy Industries                          25,000        160,296
          Pohang Iron & Steel                               7,760        879,435
          Samsung Electronics                               5,500        890,670
          SK Corp.                                         10,000        198,931
          Ssangyong Oil Refining                            4,000         79,901
                                                                    ------------
          Total South Korea                                            2,679,434
                                                                    ------------

XXV.      SPAIN  (3.1%)

          Aceralia SA                                      18,000        230,029
          Argentaria Corporation                           49,000      1,078,091
          Corporation Mapfre Reg'd.                         5,000         93,449
          Endesa SA                                        26,541        504,245
          Grupo Dragados SA                                15,000        172,522
          Repsol SA                                        31,000        607,117
        * Telefonica de Espana SA                          81,127      1,298,535
          Union Electrica Fenosa                           25,000        375,129
                                                                    ------------
          Total Spain                                                  4,359,117
                                                                    ------------

XXVI.     SWEDEN (2.9%)

          Electrolux AB Series B Free                      14,000        261,283
          Ericsson (L M) Telecom Co. ADR                   19,300        603,125
          Ericsson (L M) Telecom Series B Free             25,800        799,366
          Hennes & Mauritz B Free                          13,000        327,458
        * Netcom Systems AB B                               7,100        263,284
          Nordbanken Holdings AB                          123,600        693,535
          Rottneros Bruk AB                               130,000        120,517
          Sandvik AB Series B                              10,000        273,237
          Stora Enso                                       10,000        132,349
          Svenska Handelsbanken Series A                   15,600        217,882
          Volvo AB Class B Free                            11,150        314,860
                                                                    ------------
          Total Sweden                                                 4,006,896
                                                                    ------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                         SHARES        VALUE
                                                       ----------   ------------
XXVII.    SWITZERLAND (2.6%)

          Nestle SA (Reg'd.)                                  260   $    488,605
          Roche Holdings Genusscheine                         168      1,944,102
          Swiss Reinsurance (Reg'd.)                          299        596,765
          UBS AG                                            2,100        591,963
                                                                    ------------
          Total Switzerland                                            3,621,435
                                                                    ------------


XXVIII.   TAIWAN (1.3%)
        * Acer Inc.                                       182,000        329,243
          Asustek Computer Inc.                            30,000        298,254
          Cathay Life Insurance                            72,000        185,748
          China Steel                                     190,000        154,224
        * China Trust Commercial Banks                    275,000        237,062
        * Taiwan Semiconductor                            140,000        588,013
                                                                    ------------
          Total Taiwan                                                 1,792,544
                                                                    ------------


XXIX.     THAILAND (1.2%)

        * Advanced Information Services (Fgn. Reg'd)       18,500        211,558
        * Ban Pu Coal (Fgn. Reg'd)                        103,400        183,176
        * Bangkok Bank (Fgn. Reg'd)                       183,900        361,734
          Delta Electric Public Co.                        18,000        160,098
        * Hana Microelectron                               47,000        155,040
        * National Petro Chemical                          75,000         58,644
        * PTT Exploration (Fgn. Reg'd)                     11,500         80,367
        * Shin Corp Pcl (Fgn. Reg'd)                       13,800         56,987
        * Siam Cement Pcl (Fgn. Reg'd)                     11,000        229,004
        * Thai Airways International (Fgn. Reg'd.)         54,000         74,551
        * Thai Farmers Bank Pcl                            65,000         76,634
          Thai Farmers Bank Rts. (12/31/49)                65,000         44,868
                                                                    ------------
          Total Thailand                                               1,692,661
                                                                    ------------

XXX.      TURKEY (1.4%)

          Adana Cimento Sanayi                         22,161,600         54,034
          Aksigorta SA                                  6,000,000        169,047
        * Carsi Buyuk Magazacilik                       1,298,000         48,526
          Dogan Holdings                               10,500,000        150,192
        * Eregli Demir Ve Celik                         3,640,000         82,833
          Finansbank                                   81,375,000        273,360
          Hurriyet Gazette                             13,500,000        105,329
        * Turkiye Garanti Bankasi                      94,584,000        686,713
          Turkiye Is Bankasi                            4,440,000         81,793
        * Vestel Electronik Sanayai                     2,815,000        341,649
          Yapi Kredi Bank                                 463,188          6,324
                                                                    ------------
          Total Turkey                                                 1,999,800
                                                                    ------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                         SHARES        VALUE
                                                       ----------   ------------
XXXI.     UNITED KINGDOM (18.4%)

          Abbey National                                   90,000   $  1,597,774
          Aegis Group Plc                                 300,000        617,569
          Amec Ord                                        200,000        816,838
          Avis Europe Plc                                 170,000        811,897
          Berisford International                         165,000        830,136
          BG Plc                                          210,000      1,206,976
          BP Amoco Plc                                     65,000      1,187,132
          BP Amoco Plc ADR                                  5,000        554,063
          British American Tobacco                         87,500        750,758
          British Borneo Oil & Gas Plc                    225,000        629,920
          British Sky Broadcasting Group Plc              100,000        967,524
          British Telecom.                                100,000      1,514,279
          Daily Mail & General Trust                       12,000        639,900
          Dixons Group                                     60,000      1,069,135
          Glaxo Wellcome Plc                               53,000      1,382,564
          Hanson Plc                                      140,000      1,079,015
          Logica Plc                                       60,000        793,452
          Norwich Union Plc                               180,000      1,302,082
        * Orange Plc                                       45,000        884,853
          Rolls-Royce                                     200,000        694,147
          Scottish & Newcastle Plc                         85,000        844,793
          Scottish Radio Holdings Plc                      25,000        389,480
          Smithkline Beecham Plc                           90,928      1,045,967
          Somerfield Plc                                   85,000        181,977
          Unilever                                            714          6,720
          Viridian Group Plc                              125,000      1,293,807
          Vodafone Group Plc                               33,000        781,496
          Woolwich Plc                                    320,000      1,727,215
                                                                    ------------
          Total United Kingdom                                        25,601,469
                                                                    ------------
          TOTAL INVESTMENTS  (98.0%)
          (IDENTIFIED COST $118,618,726)                             136,745,076

          OTHER ASSETS LESS LIABILITIES (2.0%)                         2,726,940
                                                                    ------------
          NET ASSETS  (100.0%)                                      $139,472,016
                                                                    ============

----------
*    Non-income producing security.

** Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. On September 30, 1999, these securities were valued at $1,115,403 or 0.80% of Net Assets.

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY INDUSTRY
SEPTEMBER 30, 1999
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                      Percent of
INDUSTRY                                                              Net Assets
--------                                                              ----------
Aerospace                                                                  0.7%
Airline                                                                    0.5
Appliances and Household Products                                          1.9
Automobile                                                                 3.6
Banking                                                                   15.2
Beverages and Tobacco                                                      1.6
Building Materials & Components                                            1.9
Broadcasting and Publishing                                                2.8
Business Services                                                          4.4
Chemicals                                                                  1.6
Construction and Housing                                                   1.6
Data Products                                                              0.4
Electrical and Electronics                                                 5.9
Electronic Components                                                      2.2
Energy                                                                     6.9
Finance/Financial Services                                                 4.1
Food and Housing Products                                                  1.6
Health                                                                     5.8
Industrial Components                                                      0.4
Insurance                                                                  4.6
Leisure                                                                    0.8
Machinery                                                                  1.1
Merchandising                                                              3.5
Muli-Industry                                                              2.2
Other Industries                                                           0.6
Paper                                                                      1.2
Real Estate                                                                2.4
Recreation                                                                 1.1
Shipping                                                                   0.2
Steel                                                                      1.3
Telecommunications                                                        11.7
Utilities                                                                  4.1
Wholesale and International                                                0.1
Other Assets Less Liabilities                                              2.0
                                                                        ------
NET ASSETS                                                               100.0%
                                                                        ======

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS
Investments, at value
 (Identified cost $118,618,726)                                          $136,745,076
Foreign currency, at value
 (Identified cost $87,622)                                                     86,893
Cash                                                                        3,111,903
Receivables:
 Investment securities sold                            $   1,341,283
 Dividend, interest and recoverable foreign
   taxes receivable                                          413,545
 Fund shares sold                                              4,410        1,759,238
                                                       -------------
Prepaid expenses                                                                6,906
                                                                         ------------

      Total assets                                                        141,710,016
                                                                         ------------
LIABILITIES

Payables:
 Portfolio securities purchased                            1,832,139
 Unrealized loss on forward currency
   contracts (Note 5)                                         87,235        1,919,374
                                                                         ------------
Accrued management fees (Note 3)                                              121,050
Accrued Directors' fees (Note 3)                                                4,402
Other accrued expenses                                                        193,174
                                                                         ------------

      Total liabilities                                                     2,238,000
                                                                         ------------
Net assets (equivalent to $6.89 per share of $.0001
 par value capital stock, representing the offering
 and redemption price for 20,247,429 shares
 outstanding, 100,000,000 shares authorized)                             $139,472,016
                                                                         ============
Net assets consist of:
  Capital paid in                                                        $108,052,247
  Accumulated net investment income                                           145,802
  Accumulated net realized gain on investments
     and foreign currency transactions                                     13,229,289
  Unrealized appreciation (depreciation) on:
     Investments                                       $  18,126,350
     Foreign currency                                        (81,672)      18,044,678
                                                       -------------     ------------

                                                                         $139,472,016
                                                                         ============

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
 Dividends (net of foreign taxes withheld of $232,814)                        $  2,108,527
 Interest                                                                          138,915
                                                                              ------------
                                                                                 2,247,442
                                                                              ------------
EXPENSES
 Advisory fees (See note 3)                               $  1,149,030
 Custodian fees                                                457,968
 Audit and legal fees                                           81,826
 Transfer agent fees                                            36,366
 Administrative fees (See Note 3)                               33,900
 Directors' fees and expenses (See Note 3)                      20,108
 Insurance                                                       6,785
 Printing fees                                                   3,546
 Registration fees                                               8,554
 Miscellaneous expenses                                          7,615
                                                          ------------
    Total expenses                                                               1,805,698
                                                                              ------------

    Net investment income                                                          441,744
                                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY

 Net realized gain on investments                                               13,815,115
 Net change in unrealized gain on investments                                   13,252,766
                                                                              ------------

    Net gain on investments                                                     27,067,881
                                                                              ------------

 Net realized loss on foreign currency                                            (303,129)
 Net change in unrealized gain on foreign currency
    and foreign currency denominated assets and
    liabilities                                                                    360,749
                                                                              ------------

    Net gain on foreign currency                                                    57,620
                                                                              ------------

    Net gain on investments and foreign currency                                27,125,501
                                                                              ------------

 Net increase in net assets resulting from operations                         $ 27,567,245
                                                                              ============

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                               For the year ended        For the year ended
INCREASE (DECREASE) IN NET ASSETS                              September 30, 1999        September 30, 1998
                                                               --------------------      --------------------
Operations:
  Net investment income                                           $     441,744             $     668,016
  Net realized gain on investments                                   13,815,115                 9,273,505
  Net unrealized gain (loss) on investments                          13,252,766               (21,932,140)
  Net realized gain (loss) on foreign currency                         (303,129)                  116,379
  Net unrealized gain (loss) on foreign currency and
   foreign currency denominated assets and liabilities                  360,749                  (480,491)
                                                                  -------------             -------------

  Net increase (decrease) resulting from operations                  27,567,245               (12,354,731)
                                                                  -------------             -------------
Distributions to shareholders:
  From net investment income                                         (1,091,609)               (2,726,489)
  From net realized gains                                            13,252,766                (2,787,529)
                                                                  -------------             -------------

  Total distributions                                                12,161,157                (5,514,018)
                                                                  -------------             -------------
Fund share transactions:
  Proceeds from shares sold                                          29,963,681                11,431,649
  Net asset value of shares issued on
     reinvestment of distributions                                    7,833,513                 4,451,069
  Cost of shares redeemed                                           (24,728,906)              (28,936,849)
                                                                  -------------             -------------
  Net increase (decrease) resulting from
    Fund share transactions                                          13,068,288               (13,054,131)
                                                                  -------------             -------------

  Net increase (decrease)                                            52,796,690               (30,922,880)

NET ASSETS
  Beginning of period                                               108,297,094               139,219,974
                                                                  -------------             -------------
  End of period (including accumulated net
     investment income of $189,119 and
     $838,984, respectively)                                        161,093,784             $ 108,297,094
                                                                  =============             =============
NUMBER OF FUND SHARES
  Sold                                                                4,475,867                 1,676,106
  Issued on reinvestment of distributions                             1,261,435                   712,171
  Redeemed                                                           (3,786,693)               (4,240,657)
                                                                  -------------             -------------

  Net increase (decrease)                                             1,950,609                (1,852,380)
                                                                  =============             =============

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout the period:

                                                                For the years ended September 30,
                                             -------------------------------------------------------------------
                                               1999           1998           1997           1996         1995
                                             ---------      ---------      ---------      ---------    ---------
Net Asset Value, Beginning of Period         $    5.92      $    6.91      $    6.05      $    6.00    $    6.10
                                             ---------      ---------      ---------      ---------    ---------

INCOME FROM INVESTMENT OPERATIONS:

  Net Investment Income                           0.02(3)        0.09(3)        0.04(3)        0.05         0.06(1)

  Net Realized/Unrealized Gain (Loss) on
  Securities and Foreign Currency                 1.47          (0.81)          1.23           0.37         0.06(2)
                                             ---------      ---------      ---------      ---------    ---------
Total from Investment Operations                  1.49          (0.72)          1.27           0.42         0.12
                                             ---------      ---------      ---------      ---------    ---------
LESS DISTRIBUTIONS:

  Net Investment Income                          (0.06)         (0.13)         (0.05)         (0.06)          --

  Capital Gains                                  (0.46)         (0.14)         (0.36)         (0.31)       (0.22)
                                             ---------      ---------      ---------      ---------    ---------
Total Distributions                              (0.52)         (0.27)         (0.41)         (0.37)       (0.22)
                                             ---------      ---------      ---------      ---------    ---------
Net Asset Value, End of Period               $    6.89      $    5.92      $    6.91      $    6.05    $    6.00
                                             =========      =========      =========      =========    =========
TOTAL RETURN                                     26.13%        -10.61%         22.22%          7.33%        2.13%

RATIOS/SUPPLEMENTAL DATA:

  Net Assets, End of Period (000's)          $ 139,472      $ 108,297      $ 139,220      $ 100,382    $ 108,210

  Ratio of Expenses to Average Net Assets:
  Before Expenses Paid Indirectly                 1.49%          1.44%          1.44%          1.54%        1.53%
  After Expenses Paid Indirectly                  1.49%          1.41%          1.44%          1.54%        1.53%

  Ratio of Net Investment Income to
  Average Net Assets                              0.37%          0.49%          0.79%          0.78%        0.97%

Portfolio Turnover Rate                             85%            78%            67%           103%         174%

----------
(1)  Calculated based on the average shares outstanding during the period.

(2) The amount shown for each share outstanding may not accord with the change in the aggregate gains and losses in the portfolio securities during the period because of the timing of purchases and redemptions of shares in relation to the fluctuating market value of the portfolio.

(3) Net investment income per share has been computed before adjustments for book/tax differences.

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bailard, Biehl & Kaiser International Equity Fund (the "Fund") is a non-diversified series of the Bailard, Biehl & Kaiser International Fund Group, Inc. (the "Group"), which was organized as a Maryland corporation in June 1990 and is an open-end management investment company registered under the Investment Company Act of 1940. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with generally accepted accounting principles for investment companies.

SECURITY VALUATION

Each listed investment security is valued at the closing price thereof reported by the principal securities exchange on which the issue is traded, or if no sale is reported, the mean of the closing bid and asked prices. Securities which are traded over-the-counter are normally valued at the mean of the closing bid and asked prices quoted by major dealers of such securities, or in the absence of such prices, as determined in good faith by, or under procedures determined by, the Board of Directors of the Fund. Short-term obligations with a maturity of 60 days or less are valued at amortized cost which approximates market.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which securities are offered or the issuers conduct their operations. It is the Fund's policy to continuously monitor exposure to these risks.

FOREIGN CURRENCY

Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from dividends and interest receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. The impact of fluctuations in foreign exchange rates on investments are included with net realized and unrealized gain (loss) on investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into forward foreign exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency denominated assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included in unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. It is also the Fund's intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Code. Therefore, no provision is made for Federal income or excise taxes.

Paid in capital, undistributed net investment income and undistributed realized net gain have been adjusted for permanent book-tax differences. Reclassifications between undistributed net investment income and undistributed realized net gain arose principally from differing book and tax treatments for foreign currency transactions.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER

Investment security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date or when the Fund first becomes aware of such dividend. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. The Fund uses the identified cost method for determining realized gain or loss on investments. Certain expenses of the Group are allocated between the series of the Group in such manner as the Directors deem appropriate.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 1999, purchases and sales of securities,  other
than  short-term   investments,   aggregated   $106,664,547  and   $100,127,035,
respectively. There were no purchases or sales of U.S. Government obligations.

NOTE 3 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an Investment Management Agreement with Bailard, Biehl & Kaiser, Inc. (the "Advisor") for investment advisory services, under which the Advisor receives a fee, payable monthly, at the annual rate of 0.95% of the average net assets of the Fund. Advisory fees paid on shares of the Fund are taken into account in the computation of fees payable under individual advisory agreements for advisory clients of the Advisor.

Each outside director is compensated by the Group at the rate of $8,000 per year plus $1,333 for each meeting of the Board of Directors attended and travel expenses incurred in attending such meetings.

As approved by the Board of Directors, the Fund has entered into an agreement with its custodian, Brown Brothers Harriman & Co. ("BBH & Co."), whereby brokerage commissions charged on U.S. equity trades executed through BBH & Co. are available to offset custody transaction charges. There were no such credits during the year ended September 30, 1999.

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE 4 - TAX BASIS UNREALIZED APPRECIATION (DEPRECIATION)

Gross and net unrealized appreciation (depreciation) at September 30, 1999, based on a cost of $118,979,850 for federal income tax purposes, is as follows:

     Gross unrealized appreciation                             $24,254,177
     Gross unrealized depreciation                              (6,488,951)
                                                               -----------
       Net unrealized appreciation                             $17,765,226
                                                               ===========

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS

At September 30, 1999 the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Fund under the contracts, including contracts which have been offset but remained unsettled, has been netted against the forward value of the currency to be delivered by the Fund and the remaining amount is shown as receivable for forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at September 30, 1999 are as follows:

                                                               Unrealized
      Currency                   Currency       Delivery      Appreciation
     Receivable                Deliverable        Date       (Depreciation)
     ----------                -----------      --------     --------------
     $1,484,756       JPY      179,700,000      10/12/99        $(80,330)

      1,892,146       CHF        2,833,300      11/18/99          (6,905)
                                                                --------
                                                                $(87,235)
                                                                ========

                                CURRENCY LEGEND:


     CHF  -  Swiss Franc                              JPY  -  Japanese Yen

                                   (Unaudited)
                 Cumulative Total Return of a $10,000 Investment
                      October 1, 1988 - September 30, 1999

                        BB&K Int'l               MSCI EAFE             MSCI EAFE
                        Equity Fund           (Local Currency)           (US$)
                        -----------           ----------------          -------
Sep-88                    $10,000                  $10,000              $10,000
Dec-88                    $11,009                  $10,798              $11,566
Mar-89                    $10,837                  $11,477              $11,598
Jun-89                    $10,503                  $11,528              $10,883
Sep-89                    $11,864                  $12,546              $12,231
Dec-89                    $12,427                  $13,113              $12,785
Mar-90                    $10,838                  $11,042              $10,257
Jun-90                    $11,859                  $11,624              $11,237
Sep-90                    $ 9,470                  $ 8,487              $ 8,855
Dec-90                    $ 9,945                  $ 9,202              $ 9,787
Mar-91                    $10,778                  $10,553              $10,515
Jun-91                    $10,221                  $10,185              $ 9,941
Sep-91                    $10,529                  $10,476              $10,793
Dec-91                    $10,022                  $10,003              $10,974
Mar-92                    $ 9,482                  $ 9,401              $ 9,672
Jun-92                    $ 9,471                  $ 8,995              $ 9,876
Sep-92                    $ 8,944                  $ 8,880              $10,025
Dec-92                    $ 8,792                  $ 9,384              $ 9,638
Mar-93                    $ 9,029                  $10,180              $10,794
Jun-93                    $ 9,691                  $10,855              $11,879
Sep-93                    $10,442                  $11,548              $12,667
Dec-93                    $12,028                  $12,123              $12,777
Mar-94                    $11,199                  $11,930              $13,223
Jun-94                    $11,033                  $12,053              $13,899
Sep-94                    $11,255                  $11,935              $13,912
Dec-94                    $10,516                  $11,878              $13,771
Mar-95                    $10,572                  $10,954              $14,027
Jun-95                    $11,130                  $11,006              $14,129
Sep-95                    $11,494                  $12,236              $14,718
Dec-95                    $11,827                  $13,006              $15,314
Mar-96                    $12,092                  $13,705              $15,757
Jun-96                    $12,337                  $14,142              $16,006
Sep-96                    $12,337                  $14,187              $15,985
Dec-96                    $12,961                  $14,475              $16,239
Mar-97                    $13,179                  $15,105              $15,984
Jun-97                    $14,640                  $16,869              $18,059
Sep-97                    $15,076                  $17,285              $17,933
Dec-97                    $14,250                  $16,429              $16,528
Mar-98                    $16,413                  $19,111              $18,960
Jun-98                    $16,550                  $19,363              $19,161
Sep-98                    $13,476                  $15,885              $16,437
Dec-98                    $15,961                  $18,448              $19,833
Mar-99                    $16,084                  $19,790              $20,109
Jun-99                    $17,046                  $20,926              $20,620
Sep-99                    $16,997                  $20,631              $21,525

                          AVERAGE ANNUAL TOTAL RETURN*

         1 Year                       5 Year                    10 Year
         ------                       ------                    -------
         26.13%                        8.60%                     3.70%

This graph (as mandated by the Securities and Exchange Commission) shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser International Equity Fund since October 1, 1988. We compare this investment to the growth in the MSCI EAFE stock index over the same time period. The index, which measures the performance of the international equity markets, is given in both U.S. dollar and local currency terms. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser International Equity Fund would have grown to $16,997 over the ten-year period ended September 30, 1999.


* These figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) through 9/30/93. Actual fees varied during this period. As of 10/1/93, the Fund charged a management fee of 0.95%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Equity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF
BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bailard, Biehl & Kaiser International Equity Fund (the "Fund") (a series of Bailard, Biehl & Kaiser International Fund Group, Inc.) at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP
San Francisco, California
November 18, 1999

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Federal Income Tax Information: (Unaudited)

For the fiscal year ended September 30, 1999, the Fund earned foreign source income of $2,341,341 and the Fund incurred foreign taxes of $232,814, which are expected to be passed through to shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 1999.

In accordance with the code, during the fiscal year ended September 30, 1999, the Fund declared long-term capital gain distribution in the amount of $8,369,002.